Basis of Presentation and Summary of Significant Accounting Policies (Policies)	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Accounting Policies [Abstract]
Principles of Consolidation

Principles of Consolidation

We consolidate entities when we have the ability to control or direct the operating and financial decisions of the entity or when we have a significant interest in the entity that gives us the ability to direct the activities that are significant to that entity. The determination to consolidate or apply the equity method of accounting to an entity can also require us to evaluate whether that entity is considered a variable interest entity. This evaluation, along with the determination of our ability to control, direct or exert significant influence over an entity involves the use of judgment. We apply the equity method of accounting where we can exert significant influence over, but do not control or direct the policies, decisions or activities of an entity and in the case of a variable interest entity (VIE), are not the primary beneficiary. We use the cost method of accounting where we are unable to exert significant influence over the entity.

All of our consolidated entities and equity method investments are not VIEs except for our investment in Crestwood Permian Basin Holdings LLC (Crestwood Permian). In October 2016, Crestwood Infrastructure Holdings LLC (Crestwood Infrastructure), our wholly-owned subsidiary, and an affiliate of First Reserve formed Crestwood Permian to fund and own a gathering system and other potential operations in the Delaware Permian. Crestwood Permian is a VIE because it does not have sufficient equity at risk to fund its current activities (i.e., the construction of the Nautilus gathering system) without additional capital contributions from us and First Reserve, and CEQP has provided a guarantee to a third party that requires CEQP to fund 100% of the costs to build the Nautilus gathering system (which is currently estimated to cost approximately $180 million) if Crestwood Permian fails to do so. We account for our investment in Crestwood Permian as an equity method investment because we are not the primary beneficiary of the VIE as of December 31, 2016.

On June 3, 2016, our wholly-owned subsidiary, Crestwood Pipeline and Storage Northeast LLC (Crestwood Northeast) and Con Edison Gas Pipeline and Storage Northeast, LLC (CEGP), a wholly-owned subsidiary of Consolidated Edison, Inc. (Consolidated Edison), formed the Stagecoach Gas Services LLC (Stagecoach Gas) joint venture, to own and further develop our natural gas storage and transportation business located in the Northeast (the NE S&T assets). We contributed to the joint venture the entities owning the NE S&T assets, CEGP contributed $975 million in exchange for a 50% equity interest in Stagecoach Gas, and Stagecoach Gas distributed to us the net cash proceeds received from CEGP. The assets contributed to the joint venture were previously included in our storage and transportation segment.

We deconsolidated the NE S&T assets as a result of the contribution of these assets to Stagecoach Gas and began accounting for our 50% equity interest in Stagecoach Gas under the equity method of accounting. The deconsolidation of our NE S&T assets resulted in a decrease of $1,127.6 million in property, plant and equipment, net, $8.5 million of intangible assets, net and $11.2 million of other assets and (liabilities), net. For a discussion of the decrease in goodwill associated with this joint venture transaction, see “Goodwill” below. See Note 6 for a further discussion of our investment in Stagecoach Gas.

Use of Estimates

Use of Estimates

The preparation of our consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts we report as assets, liabilities, revenues and expenses and our disclosures in these consolidated financial statements. Actual results can differ from those estimates.

Cash		Cash We consider all highly liquid investments with an original maturity of less than three months to be cash.
Inventory

Inventory

Inventory for our marketing, supply and logistics operations are stated at the lower of cost or market and cost is computed predominantly using the average cost method. Our inventory consists primarily of crude oil and NGLs of approximately $56.7 million and $35.4 million at December 31, 2016 and 2015.

Property, Plant and Equipment

Property, Plant and Equipment

Property, plant and equipment is recorded at is original cost of construction or, upon acquisition, at the fair value of the assets acquired. For assets we construct, we capitalize direct costs, such as labor and materials, and indirect costs, such as overhead and interest. We capitalize major units of property replacements or improvement and expense minor items. Depreciation is computed by the straight-line method over the estimated useful lives of the assets, as follows:

Years
Gathering systems and pipelines	20
Facilities and equipment	20
Buildings, rights-of-way and easements	20 – 40
Office furniture and fixtures	5 – 10
Vehicles	5

We deplete salt deposits included in our property, plant and equipment utilizing the unit of production method.

We evaluate our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If such events or changes in circumstances are present, a loss is recognized if the carrying value of the asset is in excess of the sum of the undiscounted cash flows expected to result from the use of the asset and its eventual disposition. An impairment loss is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset, which is typically based on discounted cash flow projections using assumptions as to revenues, costs and discount rates typical of third party market participants, which is a Level 3 fair value measurement.

We did not record impairments of our property, plant and equipment during the year ended December 31, 2016. During 2015 and 2014, we recorded the following impairments of our property, plant and equipment and we reflected these impairments in loss on long-lived assets in our consolidated statements of operations:

•	During 2015 and 2014, we incurred $8.5 million and $13.2 million of impairments of our property, plant and equipment related to our Granite Wash gathering and processing operations, which resulted from decreases in forecasted cash flows for those operations given that our major customer of those assets declared bankruptcy and ceased substantial drilling in the Granite Wash in the near future given current and future anticipated market conditions related to normal gas and NGLs. The fair value of our property, plant and equipment related to our Granite Wash operations was $11.2 million as of December 31, 2015.

•	During 2015, Crestwood Equity incurred a $354.4 million impairment of its property, plant and equipment related to its Barnett gathering and processing operations, which resulted from the actions of our primary customer in the Barnett Shale, Quicksilver Resources, Inc. (Quicksilver), related to its filing for protection under Chapter 11 of the U.S. Bankruptcy Code in 2015. The fair value of our property, plant and equipment related to our Barnett operations was $298.5 million as of December 31, 2015. Crestwood Midstream did not record an impairment of its property, plant and equipment related to its gathering and processing assets in the Barnett Shale as the sum of the undiscounted cash flows expected to result from the use of the assets and their eventual disposition exceeded the carrying value of the property, plant and equipment by over 30%. As a result, Crestwood Midstream’s property, plant and equipment exceeds Crestwood Equity’s property, plant and equipment related to its gathering and processing assets in the Barnett Shale as of December 31, 2016 and 2015.

•	During 2015, we incurred $61.9 million and $45.7 million of impairments of property, plant and equipment related to our Fayetteville and Haynesville gathering and processing operations, respectively, which resulted from decreases in forecasted cash flows for those operations given that our customers for those assets have ceased any substantial drilling in the Fayetteville and Haynesville Shales in the near future given current and future anticipated market conditions related to natural gas. The fair value of our property, plant and equipment related to our Fayetteville and Haynesville operations was $59.3 million and $3.8 million, respectively, as of December 31, 2015.

•	During 2015, we incurred a $31.2 million impairment of our property, plant and equipment related to our Watkins Glen development project in our marketing, supply and logistics segment, which resulted from continued delays and uncertainties in the permitting of our proposed NGL storage facility. The fair value of our property, plant and equipment related to our Watkins Glen development project was $6.7 million as of December 31, 2015.

At December 31, 2015, our estimates of fair value considered a number of factors, including the potential value we would receive if we sold the asset, a 15% discount rate and projected cash flows, which is a Level 3 fair value measurement. Projected cash flows of our property, plant and equipment are generally based on current and anticipated future market conditions, which require significant judgment to make projections and assumptions about pricing, demand, competition, operating costs, constructions costs, legal and regulatory issues and other factors that may extend many years into the future and are often outside of our control. Due to the imprecise nature of these projections and assumptions, actual results can and often do, differ from our estimates.

Identifiable Intangible Assets

Identifiable Intangible Assets

Our identifiable intangible assets consist of customer accounts, covenants not to compete, trademarks and certain revenue contracts. Customer accounts, covenants not to compete, trademarks and certain of our revenue contracts have arisen from acquisitions. We amortize certain of our revenue contracts based on the projected cash flows associated with these contracts if the projected cash flows are readily determinable, otherwise we amortize our revenue contracts on a straight-line basis. We recognize acquired intangible assets separately if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented or exchanged, regardless of the acquirer’s intent to do so.

During 2016, 2015 and 2014, we recorded the following impairments of our intangible assets and we reflected these impairments in loss on long-lived assets in our consolidated statements of operations:

•	During 2016, we incurred a $31.4 million impairment of intangible assets related to our MS&L Trucking operations, which resulted from the impact of increased competition on our Trucking business and the loss of several key customer relationships that were acquired in 2013 to which the intangible assets related. The fair value of our intangible assets related to our MS&L Trucking operations was $3.7 million as of December 31, 2016.

•	During 2015, Crestwood Equity fully impaired $238.9 million of its intangible assets related to its Barnett gathering and processing operations, which resulted from the actions of our primary customer in the Barnett Shale, Quicksilver, related to filing for protection under Chapter 11 of the U.S. Bankruptcy Code in 2015.

•	During 2015, we fully impaired $70.9 million and $6.0 million of intangible assets related to our Fayetteville and Haynesville gathering and processing operations, respectively, which resulted from decreases in forecasted cash flows for those operations given that our customers for those assets have ceased any substantial drilling in the Fayetteville and Haynesville Shales in the near future given current and future anticipated market conditions related to natural gas.

•	During 2014, we fully impaired $20 million of intangible assets related to our Granite Wash gathering and processing operations, which resulted from decreases in forecasted cash flows for those operations given that our major customer of those assets declared bankruptcy and ceased substantial drilling in the Granite Wash in the near future given current and future anticipated market conditions related to natural gas and NGLs.

At December 31, 2016, our estimates of fair value considered a number of factors, including the potential value we would receive if we sold the asset, a 19% discount rate and projected cash flows, which is a Level 3 fair value measurement. Projected cash flows of our intangible assets are generally based on current and anticipated future market conditions, which require significant judgment to make projections and assumptions about pricing, demand, competition, operating costs, construction costs, legal and regulatory issues and other factors that may extend many years into the future and are often outside of our control. Due to the imprecise nature of these projections and assumptions, actual results can and often do, differ from our estimates.

Certain intangible assets are amortized on a straight-line basis over their estimated economic lives, as follows:

Weighted- Average Life (years)
Customer accounts	20
Covenants not to compete	5
Trademarks	6 - 8

Goodwill

Goodwill

Our goodwill represents the excess of the amount we paid for a business over the fair value of the net identifiable assets acquired. We evaluate goodwill for impairment annually on December 31, and whenever events indicate that it is more likely than not that the fair value of a reporting unit could be less than its carrying amount. This evaluation requires us to compare the fair value of each of our reporting units to its carrying value (including goodwill). If the fair value exceeds the carrying amount, goodwill of the reporting unit is not considered impaired.

We estimate the fair value of our reporting units based on a number of factors, including discount rates, projected cash flows and the potential value we would receive if we sold the reporting unit. We also compare the total fair value of our reporting units to our overall enterprise value, which considers the market value for our common and preferred units. Estimating projected cash flows requires us to make certain assumptions as it relates to the future operating performance of each of our reporting units (which includes assumptions, among others, about estimating future operating margins and related future growth in those margins, contracting efforts and the cost and timing of facility expansions) and assumptions related to our customers, such as their future capital and operating plans and their financial condition. When considering operating performance, various factors are considered such as current and changing economic conditions and the commodity price environment, among others. Due to the imprecise nature of these projections and assumptions, actual results can and often do, differ from our estimates. If the assumptions embodied in the projections prove inaccurate, we could incur a future impairment charge. In addition, the use of the income approach to determine the fair value of our reporting units (see further discussion of the use of the income approach below) could result in a different fair value if we had utilized a market approach, or a combination thereof.

We acquired substantially all of our reporting units in 2013, 2012 and 2011, which required us to record the assets, liabilities and goodwill of each of those reporting units at fair value on the date they were acquired. As a result, any level of decrease in the forecasted cash flows of these businesses or increases in the discount rates utilized to value those businesses from their respective acquisition dates would likely result in the fair value of the reporting unit falling below the carrying value of the reporting unit, and could result in an assessment of whether that reporting unit’s goodwill is impaired.

Current commodity prices are significantly lower compared to commodity prices during 2014, and that decrease has adversely impacted forecasted cash flows, discount rates and stock/unit prices for most companies in the midstream industry, including us. As a result, we recorded goodwill impairments on several of our reporting units during 2016, 2015 and 2014. The following table summarizes the goodwill of our various reporting units (in millions):

	Goodwill Impairments during the Year Ended December 31, 2014	Goodwill at January 1, 2015	Goodwill Impairments during the Year Ended December 31, 2015	Goodwill at December 31, 2015	Impact of Deconsolidation of NE S&T Assets during the Year Ended December 31, 2016	Goodwill Impairments during the Year Ended December 31, 2016	Goodwill Additions during the Year Ended December 31, 2016(1)	Goodwill at December 31, 2016
G&P
Fayetteville	$4.3	$72.5	$72.5	$—	$—	$—	$—	$—
Granite Wash	14.2	—	—	—	—	—	—	—
Marcellus	—	8.6	—	8.6	—	8.6	—	—
Arrow	—	45.9	—	45.9	—	—	—	45.9
S&T
Northeast Storage and Transportation	—	726.3	—	726.3	726.3	—	—	—
COLT	—	668.3	623.4	44.9	—	44.9	—	—
MS&L
West Coast	—	85.9	85.9	—	—	—	2.4	2.4
Supply and Logistics	—	266.2	99.0	167.2	—	65.5	—	101.7
Storage and Terminals	—	104.2	53.7	50.5	—	14.1	—	36.4
US Salt	2.2	12.6	—	12.6	—	—	—	12.6
Trucking	—	177.9	148.4	29.5	—	29.5	—	—
Watkins Glen	28.1	66.2	66.2	—	—	—	—	—

Total Crestwood Midstream	$48.8	$2,234.6	$1,149.1	$1,085.5	$726.3	$162.6	$2.4	$199.0

Barnett (G&P)	—	257.2	257.2	—	—	—	—	—

Total Crestwood Equity	$48.8	$2,491.8	$1,406.3	$1,085.5	$726.3	$162.6	$2.4	$199.0

(1)	In December 2016, we acquired four NGL terminals for our MS&L segment for approximately $7.2 million with total goodwill of approximately $2.4 million. This acquisition was not material to our consolidated financial statements as of and for the year ended December 31, 2016.

The goodwill impairments recorded during 2016 related to our G&P Marcellus operations, our MS&L Supply and Logistics and Storage and Terminals operations, our S&T COLT operations and our MS&L Trucking operations. The 2016 goodwill impairments on our Marcellus, Supply and Logistics, and Storage and Terminals operations primarily resulted from increasing the discount rates utilized in determining the fair value of those reporting units considering the significant decrease in the market price of our common units during the first quarter of 2016 and the continued decrease in commodity prices and its impact on the midstream industry and our customers. The 2016 goodwill impairments on our COLT and Trucking operations also resulted from those factors, but in addition they were impacted by (i) the expiration of two key crude-by-rail loading contracts during the fourth quarter of 2016, and the impact of those expirations on our projected future cash flows from our COLT operations; and (ii) the continued impact of increased competition on our Trucking business, a change in management in late 2016, and the planned downsizing of the excess capacity in our trucking fleet and operations and the impact that these had on our projected future cash flows from our Trucking operations. Although certain of these operations experienced increases in their operating results from 2013 to 2016, we decreased the cash flow forecasts for those businesses from the expectations when they were acquired in 2012 and 2013 based on our current assessment of the impact that the prolonged low commodity price environment is expected to have on demand for future services provided by those operations. We utilized the income approach to determine the fair value of our reporting units given the limited availability of comparable market-based transactions during 2016, and we utilized discount rates ranging from 10% to 19% in applying the income approach to determine the fair value of our reporting units with goodwill as of December 31, 2016, which is a Level 3 fair value measurement.

The goodwill impairments recorded during 2015 and 2014 primarily resulted from decreasing forecasted cash flows and increasing the discount rates utilized in determining the fair value of the reporting units considering the continued decrease in commodity prices and its impact on the midstream industry and our customers. We utilized the income approach to determine the fair value of our reporting units given the limited availability of comparable market-based transactions during 2015 and 2014, and we utilized discount rates ranging from 10% to 16% in 2015 and 9% to 12% in 2014 in applying the income approach to determine the fair value of our reporting units with goodwill as of December 31, 2015 and 2014.

In addition to the goodwill impairments recorded by Crestwood Midstream as reflected in the table above, Crestwood Equity recorded a goodwill impairment of its Barnett reporting unit of approximately $257.2 million in 2015. The impairment primarily resulted from increasing the discount rate utilized in determining the fair value of the reporting unit, considering the actions of its primary customer in the Barnett Shale during 2015, Quicksilver, related to its filing for protection under Chapter 11 of the U.S. Bankruptcy Code in March 2015.

Investment in Unconsolidated Affiliates

Investment in Unconsolidated Affiliates

Equity method investments in which we exercise significant influence, but do not control and are not the primary beneficiary, are accounted for using the equity method of accounting. Differences in the basis of investments and the separate net asset values of the investees, if any, are amortized into net income or loss over the remaining useful lives of the underlying assets and liabilities, except for the excess related to goodwill. We evaluate our equity method investments for impairment when events or circumstances indicate that the carrying value of the equity method investment may be impaired and that impairment is other than temporary. If an event occurs, we evaluate the recoverability of our carrying value based on the fair value of the investment. If an impairment is indicated, or if we decide to sell an investment in unconsolidated affiliate, we adjust the carrying values of the asset downward, if necessary, to their estimated fair values.

During 2015, we recorded a $51.4 million and $23.4 million impairment of our Jackalope Gas Gathering Services, L.L.C. (Jackalope) and Powder River Basin Industrial Complex, LLC (PRBIC) equity method investments, respectively, as a result of decreasing forecasted cash flows and increasing the discount rates utilized in determining the fair value of the equity method investments considering the continued decrease in commodity prices and its impact on the midstream industry and our equity method investments’ customers, which is a Level 3 fair value measurement. We did not record impairments of our equity method investments during the years ended December 31, 2016 or December 31, 2014.

We estimated the fair value of our equity method investments at December 31, 2015 based on projected cash flows, a 15.5% discount rate and the potential value we would receive if we sold the equity method investment. Estimating projected cash flows requires us to make certain assumptions as it relates to the future operating performance of each of our equity method investments (which includes assumptions, among others, about estimating future operating margins and related future growth in those margins, contracting efforts and the cost and timing of facility expansions) and assumptions related to our equity method investments’ customers, such as future capital and operating plans and their financial condition. When considering operating performance, various factors are considered such as current and changing economic conditions and the commodity price environment, among others. Due to the imprecise nature of these projections and assumptions, actual results can and often do, differ from our estimates.

Asset Retirement Obligations

Asset Retirement Obligations

An asset retirement obligation (ARO) is an estimated liability for the cost to retire a tangible asset. We record a liability for legal or contractual obligations to retire our long-lived assets associated with right-of-way contracts we hold at our facilities whether owned or leased. We record a liability in the period the obligation is incurred and estimable. An ARO is initially recorded at its estimated fair value with a corresponding increase to property, plant and equipment. This increase in property, plant and equipment is then depreciated over the useful life of the asset to which that liability relates. An ongoing expense is recognized for changes in the fair value of the liability as a result of the passage of time, which we record as depreciation, amortization and accretion expense on our consolidated statements of operations. The fair value of certain AROs could not be determined as the settlement dates (or range of dates) associated with these assets were not estimable. At December 31, 2016 and 2015, our AROs were reflected in other long-term liabilities on our consolidated balance sheets. See Note 5 for a further discussion of our AROs.

Deferred Financing Costs

Deferred Financing Costs

Deferred financing costs represent costs associated with obtaining long-term financing and are amortized over the term of the related debt using a method which approximates the effective interest method and has a weighted average life of six years. Effective January 1, 2016, we adopted the provisions of Accounting Standards Update (ASU) 2015-03, Interest—Imputation of

Interest (Subtopic 835-30), which requires us to classify our net deferred financing costs of $34.0 million and $40.9 million as a reduction of long-term debt on our consolidated balance sheets at December 31, 2016 and 2015. Such costs were previously reflected as intangible assets on our consolidated balance sheets.

Revenue Recognition

Revenue Recognition

We gather, treat, compress, store, transport and sell various commodities (including crude oil, natural gas, NGLs and water) pursuant to fixed-fee and percent-of-proceeds contracts. Under certain of those contracts in our G&P operations and our marketing, supply and logistics operations, we take title to the underlying commodity. We classify the revenues associated with the products to which we take title as product revenues and all other revenues as service revenues in our consolidated statement of operations.

We recognize revenues for these services and products when all of the following criteria are met:

•	services have been rendered or products delivered or sold;

•	persuasive evidence of an exchange arrangement exists;

•	the price for services is fixed or determinable; and

•	collectability is reasonably assured.

We record deferred revenue when we receive amounts from our customers but have not met the criteria listed above. We recognize deferred revenue in our consolidated statements of operations when the criteria has been met and all services have been rendered. At December 31, 2016 and 2015, we had deferred revenue of approximately $7.5 million and $14.2 million, which is reflected in accrued expenses and other liabilities on our consolidated balance sheets.

Credit Risk and Concentrations

Credit Risk and Concentrations

Inherent in our contractual portfolio are certain credit risks. Credit risk is the risk of loss from nonperformance by suppliers, customers or financial counterparties to a contract. We take an active role in managing credit risk and have established control procedures, which are reviewed on an ongoing basis. We attempt to minimize credit risk exposure through credit policies and periodic monitoring procedures as well as through customer deposits, letters of credit and entering into netting agreements that allow for offsetting counterparty receivable and payable balances for certain financial transactions, as deemed appropriate.

Income Taxes

Income Taxes

Crestwood Equity is a master limited partnership and Crestwood Midstream is a limited partnership. Partnerships are generally not subject to federal income tax, although publicly-traded partnerships are treated as corporations for federal income tax purposes and therefore are subject to federal income tax, unless the partnership generates at least 90% of its gross income from qualifying sources. If the qualifying income requirement is satisfied, the publicly-traded partnership will be treated as a partnership for federal income tax purposes. We satisfy the qualifying income requirement and are treated as a partnership for federal and state income tax purposes. Our consolidated earnings are included in the federal and state income tax returns of our partners. However, legislation in certain states allows for taxation of partnerships, and as such, certain state taxes have been included in our accompanying financial statements as income taxes due to the nature of the tax in those particular states as discussed below. In addition, federal and state income taxes are provided on the earnings of the subsidiaries incorporated as taxable entities. We are required to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax basis of assets and liabilities using expected rates in effect for the year in which the differences are expected to reverse.

We are responsible for the Texas Margin tax computed on the Texas franchise tax returns. The margin tax qualifies as an income tax under GAAP, which requires us to recognize the impact of this tax on the temporary differences between the financial statement assets and liabilities and their tax basis attributable to such tax.

Net earnings for financial statement purposes may differ significantly from taxable income reportable to unitholders as a result of differences between the tax basis and the financial reporting basis of assets and liabilities and the taxable income allocation requirements under the partnership agreement.

Environmental Costs and Other Contingencies

Environmental Costs and Other Contingencies

We recognize liabilities for environmental and other contingencies when there is an exposure that indicates it is both probable that a liability has been incurred and the amount of loss can be reasonably estimated. Where the most likely outcome of a contingency can be reasonably estimated, we accrue a liability for that amount. Where the most likely outcome cannot be estimated, a range of potential losses is established and if no one amount in that range is more likely than any other, the low end of range is accrued.

We record liabilities for environmental contingencies at their undiscounted amounts on our consolidated balance sheets as accrued expenses and other liabilities when environmental assessments indicate that remediation efforts are probable and costs can be reasonably estimated. Estimates of our liabilities are based on currently available facts and presently enacted laws and regulations, taking into consideration the likely effects of other societal and economic factors. These estimates are subject to revision in future periods based on actual costs or new circumstances. We capitalize costs that benefit future periods and recognize a current period charge in operations and maintenance expenses when clean-up efforts do not benefit future periods.

We evaluate potential recoveries of amounts from third parties, including insurance coverage, separately from our liability. Recovery is evaluated based on the solvency of the third party, among other factors. When recovery is assured, we record and report an asset separately from the associated liability on our consolidated balance sheet.

Price Risk Management Activities

Price Risk Management Activities

We utilize certain derivative financial instruments to (i) manage our exposure to commodity price risk, specifically, the related change in the fair value of inventory, as well as the variability of cash flows related to forecasted transactions; (ii) ensure the availability of adequate physical supply of commodity; and (iii) manage our exposure to the interest rate risk associated with fixed and variable rate borrowings. We record all derivative instruments on the balance sheet at their fair values as either assets or liabilities measured at fair value. Changes in the fair value of these derivative financial instruments are recorded through current earnings.

We did not have any derivatives identified as fair value hedges or cash flow hedges for accounting purposes during the years ended December 31, 2016, 2015 or 2014.

Unit-Based Compensation

Unit-Based Compensation

Long-term incentive awards are granted under the Crestwood Equity incentive plan. Unit-based compensation awards consist of restricted units that are valued at the closing market price of CEQP’s common units on the date of grant, which reflects the fair value of such awards. For those awards that are settled in cash, the associated liability is remeasured at every balance sheet date through settlement, such that the vested portion of the liability is adjusted to reflect its revised fair value through compensation expense. We generally recognize the expense associated with the award over the vesting period.

New Accounting Pronouncements Issued But Not Yet Adopted

New Accounting Pronouncements Issued But Not Yet Adopted

As of March 31, 2017, the following accounting standards had not yet been adopted by us:

In May 2014, the Financial Accounting Standards Board (FASB) issued ASU 2014-09, Revenue from Contracts with Customers, which outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes current revenue recognition guidance. We anticipate utilizing the modified retrospective method to adopt the provisions of this standard effective January 1, 2018 and are currently applying the provisions of the standard to our aggregated listing of gathering and processing, storage and transportation, and marketing, supply and logistics revenue contracts that involve revenue generating activities that occur after January 1, 2018. We are also in the process of implementing appropriate changes to our processes, systems and controls to support the accounting and disclosure requirements of the new standard. We are currently evaluating the impact that this standard will have on our consolidated financial statements, especially on contractual arrangements that involve either non-cash consideration or involve reimbursements of capital expenditures.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which revises the accounting for leases by requiring certain leases to be recognized as assets and liabilities on the balance sheet, and requiring companies to disclose additional information about their leasing arrangements. We expect to adopt the provisions of this standard effective January 1, 2019 and are currently evaluating the impact that this standard will have on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which clarifies how certain cash receipts and cash payments are presented and classified in the statement of cash flows. We expect to adopt the provisions of this standard effective January 1, 2018 and are currently evaluating the impact that this standard may have on our consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, which changes the annual quantitative goodwill impairment test to eliminate the current two step method and replace it with a single test to determine if goodwill is impaired and the amount of any impairment. We expect to adopt the provisions of this standard effective January 1, 2020 and are currently evaluating the impact that this standard may have on our consolidated financial statements.

New Accounting Pronouncements Issued But Not Yet Adopted

As of December 31, 2016, the following accounting standards had not yet been adopted by us:

In May 2014, the FASB issued (ASU) 2014-09, Revenue from Contracts with Customers, which outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes current revenue recognition guidance. We anticipate utilizing the modified retrospective method to adopt the provisions of this standard effective January 1, 2018, and are currently applying the provisions of the standard to our aggregated listing of gathering and processing, storage and transportation, and marketing, supply and logisitics revenue contracts that involve revenue generating activities that occur after January 1, 2018. We are also in the process of implementing appropriate changes to our processes, systems and controls to support the accounting and disclosure requirements of the new standard. We are currently evaluating the impact that this standard will have on our consolidated financial statements, especially on contractual arrangements that involve either non-cash consideration or involve reimbursements of capital expenditures.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which revises the accounting for leases by requiring certain leases to be recognized as assets and liabilities on the balance sheet, and requiring companies to disclose additional information about their leasing arrangements. We expect to adopt the provisions of this standard effective January 1, 2019 and are currently evaluating the impact that this standard will have on our consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee

Share-Based Payment Accounting, which simplifies several aspects of the accounting for share-based payment award transactions, including the classification of awards as either equity or liabilities and presentation on the statement of cash flows.

We adopted the provisions of this standard effective January 1, 2017 and it is not anticipated to have a material impact on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts

and Cash Payments, which clarifies how certain cash receipts and cash payments are presented and classified in the statement of cash flows. We expect to adopt the provisions of this standard effective January 1, 2018 and are currently evaluating the impact that this standard may have on our consolidated financial statements.

In January 2017, the FASB issue ASU 2017-04, Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, which changes the annual quantitative goodwill impairment test to eliminate the current two step method and replace it with a single test to determine if goodwill is impaired and the amount of any impairment. We expect to adopt the provisions of this standard effective January 1, 2020 and are currently evaluating the impact that this standard may have on our consolidated financial statements.

Significant Accounting Policies	Significant Accounting Policies There were no material changes in our significant accounting policies from those described in our 2016 Annual Report on Form 10-K.